                                                                    Exhibit 99.1

                  AMERICA PINE BIO-TECH, INC. AND SUBSIDIARIES
                  (A DEVELOPMENT STAGE COMPANY, AS PREDECESSOR)

                        CONSOLIDATED FINANCIAL STATEMENTS

                           DECEMBER 31, 2009 AND 2008

           [LETTERHEAD OF ANTON & CHIA CERTIFIED PUBLIC ACCOUNTANTS]

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders' of
America Pine Bio-Tech, Inc. and Subsidiaries:

We have audited the  accompanying  consolidated  balance  sheets of America Pine
Bio-Tech,  Inc. and  Subsidiaries  (the  "Company")  as of December 31, 2009 and
2008,  and the  consolidated  related  statements of  operations,  stockholders'
deficit,  and cash flows for the years then ended. These consolidated  financial
statements   are  the   responsibility   of  the   Company's   management.   Our
responsibility  is  to  express  an  opinion  on  these  consolidated  financial statements based on our audits.

We conducted our audits in accordance  with the standards of the Public  Company
Accounting  Oversight Board (United States of America).  Those standards require that we plan and perform the audit to obtain reasonable  assurance about whether the consolidated  financial  statements are free of material  misstatement.  The
Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal  control  over  financial  reporting  as a basis  for  designing  audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the  effectiveness  of the Company's  internal  control over  financial  reporting.  Accordingly,  we express no such opinion.  An audit includes  examining,  on a test  basis,  evidence  supporting  the  amounts  and disclosures in the  consolidated  financial  statements.  An audit also includes assessing the  accounting  principles  used and  significant  estimates  made by management,  as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated  financial statements referred to above present fairly, in all material respects, the consolidated financial position of America
Pine Bio-Tech,  Inc. and  Subsidiaries as of December 31, 2009 and 2008, and the
results of its  consolidated  operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying  consolidated  financial statements have been prepared assuming that the Company will continue as a going  concern.  The Company has a loss from operations and an accumulated deficit of $795,408 from inception to December 31,
2009.  As  discussed  in  Note 3 to the  consolidated  financial  statements,  a significant amount of additional capital will be necessary to advance operations to the point at which the Company is profitable. These conditions, among others, raise  substantial  doubt  about the  Company's  ability to  continue as a going concern.  Management's  plans regarding these matters are also described in Note
3. The  financial  statements do not include any  adjustments  that might result from the outcome of this uncertainty.

/s/ Anton & Chia, LLP
------------------------------------
Newport Beach, California
January 21, 2010

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                  AMERICA PINE BIO-TECH, INC. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)
                           CONSOLIDATED BALANCE SHEETS
--------------------------------------------------------------------------------

                                                                     December 31,           December 31,
                                                                         2009                   2008
                                                                     ------------           ------------

                                     ASSETS
CURRENT ASSETS
  Cash & cash equivalents                                            $    266,096           $    182,140
  Prepaid expenses                                                          7,900                     --
  Other receivables                                                           439                     --
                                                                     ------------           ------------
      Total current assets                                                274,435                182,140

Equipment, net                                                             14,959                 18,172
                                                                     ------------           ------------

      Total assets                                                   $    289,394           $    200,312
                                                                     ============           ============

                      LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
  Accounts payable                                                         55,644                    687
  Short term borrowing                                                    250,100                265,000
  Other payables                                                           12,421                     55
  Related party payable                                                   123,484                 70,119
                                                                     ------------           ------------
      Total current liabilities                                           441,649                335,861

STOCKHOLDERS' DEFICIT
  Common stock, $0.01 par value, 500,000,000 shares authorized
   280,456,300 issued and outstanding at December 31, 2009
   and 280,360,300 issued and outstanding at December 31, 2008          2,804,563              2,803,603
  Discount on common stock issued to founders                          (2,294,130)            (2,293,370)
  Stock subscription receivable                                          (427,130)              (506,630)
  Additional paid-in capital                                              551,042                322,509
  Accumulated other comprehensive income                                    8,808                  3,183
  Accumulated deficit                                                    (795,408)              (464,844)
                                                                     ------------           ------------
      Total stockholders' deficit                                        (152,255)              (135,549)
                                                                     ------------           ------------

      Total liabilities and stockholders' deficit                    $    289,394           $    200,312
                                                                     ============           ============

        The accompanying notes are an integral part of these consolidated financial statements

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                  AMERICA PINE BIO-TECH, INC. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)
                      CONSOLIDATED STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                                 From January 23, 2007
                                                                  For the years ended                (inception) to
                                                                       December 31,                    December 31,
                                                                2009                 2008                 2009
                                                            -------------        -------------        -------------

Net revenues                                                $          --        $          --        $          --
                                                            -------------        -------------        -------------
Operating expenses
  General & administrative expenses                               329,764              414,910              793,349
                                                            -------------        -------------        -------------
      Total operating expenses                                    329,764              414,910              793,349
                                                            -------------        -------------        -------------
Operating loss                                                   (329,764)            (414,910)            (793,349)
Provision for income taxes                                            800                1,259                2,059
                                                            -------------        -------------        -------------
Net loss                                                    $    (330,564)       $    (416,169)       $    (795,408)

Other comprehensive income
  Foreign currency translation                                      5,625                3,183                8,808
                                                            -------------        -------------        -------------

Net comprehensive loss                                      $    (324,939)       $    (412,986)       $    (786,600)
                                                            =============        =============        =============

Loss per share - basic and diluted                          $       (0.00)       $       (0.00)       $       (0.00)
                                                            =============        =============        =============
Weighted average number of common shares outstanding -
 basic and diluted                                            280,366,663          280,285,851          280,366,663
                                                            =============        =============        =============

        The accompanying notes are an integral part of these consolidated financial statements

--------------------------------------------------------------------------------
                  AMERICA PINE BIO-TECH, INC. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' DEFICIT
      FOR THE PERIOD FROM JANUARY 23, 2007 (INCEPTION) TO DECEMBER 31, 2009
--------------------------------------------------------------------------------

                                                                                                               Deficit
                                                                                                Accumulated  Accumulated
                                       Common Stock       Discount on               Additional     Other       During
                                ------------------------    Common     Subscription   Paid-In  Comprehensive Development
                                  Shares       Amount       Stock       Receivable    Capital     Income        Stage      Total
                                  ------       ------       -----       ----------    -------     ------        -----      -----

Balance at January 23, 2007
 (inception)                             --  $       --   $        --    $      --    $     --     $   --   $      --   $      --

Common stock issued to
 unrelated investors for cash       174,300       1,743            --           --      85,596         --          --      87,339
Additional paid-in capital
 from America Pine Beijing               --          --            --           --     115,516         --          --     115,516
Net loss                                 --          --            --           --          --         --     (48,675)    (48,675)
                                -----------  ----------   -----------    ---------    --------     ------   ---------   ---------
Balance at December 31, 2007        174,300  $    1,743   $        --    $      --    $201,112     $   --   $ (48,675)  $ 154,180

Common stock issued to
 founders at a discount         229,337,000   2,293,370    (2,293,370)          --          --         --          --          --
Common stock issued to
 founders for cash               50,663,000     506,630            --     (506,630)         --         --          --          --
Common stock issued to
 unrelated investors for
 cash                               186,000       1,860            --           --     121,397         --          --     123,257
Foreign currency gain                    --          --            --           --          --      3,183          --       3,183
Net loss                                 --          --            --           --          --         --    (416,169)   (416,169)
                                -----------  ----------   -----------    ---------    --------     ------   ---------   ---------
Balance at December 31, 2008    280,360,300  $2,803,603   $(2,293,370)   $(506,630)   $322,509     $3,183   $(464,844)  $(135,549)

Common stock issued to
 founders at a discount              76,000         760          (760)          --          --         --          --          --
Common stock issued to
 unrelated investors for cash        20,000         200            --           --      19,800         --          --      20,000
Cash payment for subscription
 receivable                              --          --            --       79,500          --         --          --      79,500
Additional paid-in capital
 consolidated                            --          --            --           --     208,733         --          --     208,733
Foreign currency gain                    --          --            --           --          --      5,625          --       5,625
Net loss                                 --          --            --           --          --         --    (330,564)   (330,564)
                                -----------  ----------   -----------    ---------    --------     ------   ---------   ---------

Balance at December 31, 2009    280,456,300  $2,804,563   $(2,294,130)   $(427,130)   $551,042     $8,808   $(795,408)  $(152,255)
                                ===========  ==========   ===========    =========    ========     ======   =========   =========

        The accompanying notes are an integral part of these consolidated financial statements

--------------------------------------------------------------------------------
                  AMERICA PINE BIO-TECH, INC. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------

                                                                                                    From January 23, 2007
                                                                      For the years ended               (inception) to
                                                                          December 31,                    December 31,
                                                                   2009                 2008                 2009
                                                                ----------           ----------           ----------

OPERATING ACTIVITIES:
  Net loss                                                      $ (330,564)          $ (416,169)          $ (795,408)
  Adjustments to reconcile net loss to cash flows
   from operating activities:
     Depreciation expense                                            3,213                3,214                6,427
  Changes in operating assets and liabilities:                          --
    Other receivables                                                 (439)                  --                 (439)
    Prepaid expenses                                                (7,900)                  --               (7,900)
    Accounts payable                                                54,956                  687               55,643
    Other payables                                                  12,366               (5,794)              12,421
                                                                ----------           ----------           ----------
           Cash flows used in operating activities                (268,368)            (418,062)            (729,256)
                                                                ----------           ----------           ----------
INVESTING ACTIVITIES:
  Equipment purchased                                                   --              (20,756)             (21,386)
                                                                ----------           ----------           ----------
           Cash flows used in investing activities                      --              (20,756)             (21,386)

FINANCING ACTIVITIES:
  Proceeds from related party                                       53,366              226,838              323,485
  Proceeds from (repayment of)                                     (14,900)             265,000              250,100
    short term borrowings
  Proceeds from common stock issuance, net                         308,233              123,257              434,345
                                                                ----------           ----------           ----------
           Cash flows provided by financing activities             346,699              615,095            1,007,930

Effect of exchange rate on cash and cash equivalents                 5,625                3,183                8,808
                                                                ----------           ----------           ----------
Change in cash and cash equivalents during the period               83,956              179,460              266,096

Cash and cash equivalents, beginning of period                     182,140                2,680                   --
                                                                ----------           ----------           ----------

Cash and cash equivalents, end of period                        $  266,096           $  182,140           $  266,096
                                                                ==========           ==========           ==========
Supplemental disclosure of cash flow information:
  Cash paid for interest on short term borrowings               $   11,774           $   17,768           $   29,542
                                                                ==========           ==========           ==========

        The accompanying notes are an integral part of these consolidated financial statements

--------------------------------------------------------------------------------
                  AMERICA PINE BIO-TECH, INC. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION

America Pine Bio-Tech,  Inc.  ("America  Pine") was incorporated in the State of
California  on January  23,  2007,  and through  its wholly  owned  subsidiaries
America Pine (Beijing) Bio-Tech,  Inc. and ArKi (Beijing) E-commerce  Technology
Co., Ltd.  focused on bringing  Chinese natural herbs and health  supplements to consumers through an online E-commerce distribution model.

On February 5, 2010, in connection  with the execution of a Stock Right Transfer
Agreement, America Pine transferred 100% of the stock rights of its wholly owned subsidiary ArKi (Beijing)  E-commerce  Technology Co., Ltd. to Consumer  Capital
Group,  Inc., ("CCG") an entity formed by the same founders of America Pine. The initial  capitalization  of CCG  was by way of an  investment  of  $420,000  and registered  capital of $300,000 in Consumer Capital Group, Inc. Also on the same date,  America  Pine  transferred  100% of its  stock  rights  of  America  Pine
(Beijing)  Bio-Tech to CCG.  The  financial  information  of CCG is presented in these financial  statements with America Pine as its predecessor.  The "Company"
refers to both CCG and America Pine as its predecessor.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The summary of significant  accounting  policies  presented below is designed to assist in  understanding  the Company's  financial  statements.  Such  financial statements  and  accompanying  notes are the  representations  of the  Company's management,  who are  responsible  for their  integrity and  objectivity.  These accounting policies conform to accounting  principles  generally accepted in the
United  States of  America  ("GAAP")  in all  material  respects,  and have been consistently  applied in preparing the accompanying  financial  statements.  The
Company is classified as a development  stage  enterprise under GAAP and has not generated significant revenues from its principal operations.

DEVELOPMENT STAGE AND CAPITAL RESOURCES

Since its inception, the Company has devoted substantially all of its efforts to business planning, research and development, recruiting management and technical staff, acquiring operating assets and raising capital.  Accordingly, the Company is considered to be in the development stage as defined in GAAP. The Company has not generated significant revenues from its principal  operations,  and there is no assurance  of future  revenues.  As of December 31, 2009,  the Company had an accumulated deficit of $795,408.

The Company's  activities will  necessitate  significant uses of working capital beyond 2009.  Additionally,  the Company's  capital  requirements will depend on many  factors,  including  the  successful  development  and  launching  of  the
Company's  E-commerce  website.  The  Company  plans to continue  financing  its operations with cash received from financing activities.

--------------------------------------------------------------------------------
                  AMERICA PINE BIO-TECH, INC. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Management believes that the Company's current capital resources,  together with the  commencement of core operating  activities in addition to net proceeds from existing and expected capital raises in 2011 (see Note 3), will be sufficient to meet its operating needs through the end of 2011 and beyond.

While  the  Company  strongly  believes  that  its  capital  resources  will  be sufficient in the near term, there is no assurance that the Company's activities will generate  sufficient  revenues to sustain its operations without additional capital or if additional capital is needed,  that such funds if available,  will be obtainable on terms satisfactory to the Company.

BASIS OF PRESENTATION

The  accompanying  consolidated  financial  statements  have  been  prepared  in accordance with generally accepted accounting principles ("GAAP") as promulgated in the United States of America.

PRINCIPLES OF CONSOLIDATION

The consolidated  financial  statements  include the accounts of the Company and its wholly-owned  subsidiaries,  ArKi (Beijing) E-Commerce  Technology Co., Ltd.
and  America  Pine   (Beijing)   Biotech  Inc.  All   significant   intercompany
transactions and balances have been eliminated in consolidation.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally  accepted in the United States of America  requires our  management to make estimates and  assumptions  that affect the reported  amounts of assets and liabilities  and disclosure of contingent  assets and liabilities at the date of the  financial  statements  and the  reported  amounts of revenues  and expenses during the reporting period. Actual results could differ from those estimates.

FOREIGN CURRENCY TRANSLATION

The  reporting  currency  is the U.S.  dollar.  The  functional  currency of the
Company is the local currency,  the Chinese Yuan (RMB). The financial statements of the Company are  translated  into United States  dollars in  accordance  with
Statement of Financial  Accounts  Standards  ("SFAS") No. 52 (ASC830),  "Foreign
Currency  Translation",   using  year-end  rates  of  exchange  for  assets  and
liabilities,  and average rates of exchange for the period for revenues,  costs, and  expenses  and  historical  rates for the  equity.  Translation  adjustments
resulting  from  the  process  of  translating  the  local  currency   financial
statements into U.S. dollars are included in determining  comprehensive  income.
At December 31, 2009 and 2008, the cumulative  translation  adjustment of $8,808 and  $3,183,  respectively,  was  classified  as an item of other  comprehensive income in the stockholders' deficit section of the consolidated balance sheet.

--------------------------------------------------------------------------------
                  AMERICA PINE BIO-TECH, INC. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

FAIR VALUE OF FINANCIAL INSTRUMENTS

The  Company's   financial   instruments  include  cash  and  cash  equivalents,
receivables,  payables and short term loans.  The estimated  fair value of these instruments  approximates  their  carrying  amounts due to the short maturity of these instruments.

Management  believes  it is not  practical  to  estimate  the fair  value of the related party notes payable because the  transactions  cannot be assumed to have been  consummated at arm's length,  the terms are not deemed to be market terms, there are no quoted values available for these  instruments,  and an independent valuation  would  not be  practical  due to the lack of data  regarding  similar instruments, if any, and the associated potential costs.

CONCENTRATION OF CREDIT RISK

Financial  instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and cash equivalents. The Company places its cash with high quality government owned and operated banking institutions.

CASH AND CASH EQUIVALENTS

We consider all investments with an original maturity of three months or less to be cash equivalents. Cash equivalents primarily represent funds invested in bank checking accounts,  money market funds and domestic Chinese bank certificates of deposit.  At December  31,  2009 and 2008,  the  Company  had  invested  cash of
$153,846 in a highly liquid investment instrument with a domestic bank.

We have not experienced any losses with respect to cash. Management believes our
Company is not exposed to any  significant  credit risk with respect to its cash and cash equivalents.

EQUIPMENT, NET

Equipment is recorded at cost,  consists  primarily of computer equipment and is depreciated  using the  straight-line  method over the estimated useful lives of the  related  assets  (generally  three  years  or  less).  Costs  incurred  for maintenance  and repairs are  expensed as incurred  and  expenditures  for major replacements  and  improvements  are  capitalized  and  depreciated  over  their estimated  remaining  useful  lives.  Depreciation  expense  for the years ended
December  31,  2009 and 2008 is $3,213  and  $3,214,  respectively.  Accumulated depreciation  for the  Company's  equipment is $6,427 and $3,214 at December 31,
2009 and 2008, respectively.

                                       10
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                  AMERICA PINE BIO-TECH, INC. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

REVENUE RECOGNITION

The Company is in the  development  stage and has yet to realize  revenues  from operations.  The Company will  recognize  revenue in accordance  with  Financial
Accounting  Standards  Board  Accounting  Standards  Codification  ("ASC")  605,
"Revenue  Recognition".  In all cases, revenue will be recognized when the price is fixed and determinable,  persuasive  evidence of an arrangement  exists,  the
service  is  performed  and  collectability  of  the  resulting   receivable  is
reasonably assured.

INCOME TAXES

As a result of the  implementation  of  certain  provisions  of ASC 740,  INCOME
Taxes,  (formerly  FIN 48,  ACCOUNTING  FOR  UNCERTAINTY  IN  INCOME  TAXES - AN
INTERPRETATION  OF FASB  STATEMENT NO. 109) , ("ASC 740"),  which  clarifies the accounting and disclosure for uncertainty in tax positions,  as defined. ASC 740 seeks to reduce the diversity in practice associated with certain aspects of the recognition and  measurement  related to accounting for income taxes. We adopted the  provisions  of ASC 740 as of  January  1, 2007,  and have  analyzed  filing positions in each of the Peoples Republic of China ("PRC")  jurisdictions  where required  to file  income  tax  returns,  as well as all open tax years in these jurisdictions.  We have  identified  the PRC as our "major"  tax  jurisdictions.
Generally, we remain subject to PRC examination of our income tax returns.

We believe that our income tax filing positions and deductions will be sustained on audit and do not  anticipate any  adjustments  that will result in a material change to our financial  position.  Therefore,  no reserves for uncertain income tax positions  have been recorded  pursuant to ASC 740. In addition,  we did not record a cumulative  effect  adjustment  related to the adoption of ASC 740. Our policy for recording  interest and penalties  associated with  income-based  tax audits is to record such items as a component of income taxes.

Our tax provision  determined using an estimate of our annual effective tax rate based on rates established  Chinese  provincial rates and, adjusted for discrete items, if any, that are taken into account in the relevant period.  Each quarter we update our estimate of the annual  effective  tax rate,  and if our estimated tax rate changes, we make a cumulative  adjustment.  No taxes were payable as of
December 31, 2009 and 2008.

LOSS PER SHARE

Basic loss per common  share  excludes  dilution and is computed by dividing net loss by the weighted  average  number of common  shares  outstanding  during the period.  Diluted  earnings per common share reflect the potential  dilution that could  occur  if  securities  or other  contracts  to issue  common  stock  were exercised or  converted  into common stock or resulted in the issuance of common stock that then shared in the  earnings of the entity.  As of December 31, 2009, and 2008, there were no outstanding dilutive securities.

                                       11
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                  AMERICA PINE BIO-TECH, INC. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

RECENT ACCOUNTING PRONOUNCEMENTS

Accounting  standards  promulgated by the FASB change  periodically.  Changes in such standards may have an impact on the Company's future financial  statements.
The following are a summary of recent accounting developments.

In June 2009,  the FASB  issued ASC 855  (previously  SFAS No.  165,  Subsequent
Events),  which establishes  general standards of accounting for and disclosures of events  that occur  after the  balance  sheet  date but before the  financial statements are issued or available to be issued. It is effective for interim and annual periods ending after June 15, 2009. There was no material impact upon the adoption of this standard on the Company's consolidated financial statements.

In June 2009, the FASB issued ASC 860 (previously SFAS No. 166,  "Accounting for
Transfers of Financial Assets"), which requires additional information regarding transfers of financial assets, including securitization transactions,  and where companies have continuing exposure to the risks related to transferred financial assets. ASC 860 eliminates the concept of a "qualifying special-purpose entity,"
changes the  requirements  for  derecognizing  financial  assets,  and  requires additional  disclosures.  ASC 860 is effective for fiscal years  beginning after
November 15, 2009. The Company does not believe this  pronouncement  will impact its financial statements.

In June 2009, the FASB issued ASC 810 (previously  SFAS No. 167) for determining whether to  consolidate a variable  interest  entity.  These  amended  standards eliminate a mandatory  quantitative  approach  to  determine  whether a variable interest  gives  the  entity a  controlling  financial  interest  in a  variable interest entity in favor of a  qualitatively  focused  analysis,  and require an ongoing  reassessment  of whether  an entity is the  primary  beneficiary.  This
Statement shall be effective for reporting period that begins after November 15,
2009. The Company does not believe this  pronouncement will impact its financial statements.

In June 2009, the FASB issued new guidance which is now part of ASC 105-10, "The
FASB Accounting  Standards  Codification and the Hierarchy of Generally Accepted
Accounting  Principles" (ASC 105-10) (formerly Statement of Financial Accounting
Standards No. 168),  establishes the FASB Accounting  Standards  Codification as the source of authoritative  accounting  principles recognized by the FASB to be applied by nongovernmental  entities in the preparation of financial  statements in conformity  with  generally  accepted  accounting  principles.  ASC 105-10 is effective for interim and annual  periods  ending after  September 15, 2009. The adoption  of  ASC  105-10  did  not  have a  material  impact  on the  Company's consolidated financial statements.

In August 2009, the FASB issued  Accounting  Standards  Update ("ASU")  2009-05, which amends ASC Topic 820, Measuring  Liabilities at Fair Value, which provides additional  guidance on the  measurement  of  liabilities  at fair value.  These amended  standards  clarify that in  circumstances in which a quoted price in an active market for the identical  liability is not available,  we are required to use the quoted price of the identical  liability when traded as an asset, quoted

                                       12
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                  AMERICA PINE BIO-TECH, INC. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

prices for similar  liabilities,  or quoted prices for similar  liabilities when traded as assets.  If these quoted prices are not available,  we are required to use  another  valuation  technique,  such  as an  income  approach  or a  market approach.  These amended  standards are effective  from October 1, 2009, and did not have a significant impact on our consolidated financial statements.

In January 2010,  the FASB issued ASU No.  2010-06 Fair Value  Measurements  and
Disclosures  Topic 820 "Improving  Disclosures  about Fair Value  Measurements".
This ASU requires some new  disclosures  and clarifies some existing  disclosure requirements about fair value measurement as set forth in Codification  Subtopic
820-10. The FASB's objective is to improve these disclosures and, thus, increase the  transparency in financial  reporting.  This  pronouncement is effective for interim and annual reporting  periods  beginning after December 15, 2009, except for the disclosures about purchases,  sales,  issuances,  and settlements in the roll forward of activity in Level 3 fair value  measurements.  Those disclosures are  effective  for fiscal years  beginning  after  December  15, 2010,  and for interim  periods  within those fiscal  years.  The adoption of this ASU will not have a material impact on the Company's consolidated financial statements.

In October 2009,  the FASB issued  guidance on revenue  recognition  that became effective  for  the  Company  beginning  July 1,  2010,  with  earlier  adoption permitted.  Under  the  new  guidance  on  arrangements  that  include  software elements,  tangible products that have software components that are essential to the  functionality of the tangible product will no longer be within the scope of the software revenue recognition  guidance,  and software-enabled  products will now be subject to other relevant revenue recognition guidance. Additionally, the
FASB issued guidance on revenue arrangements with multiple deliverables that are outside the scope of the software revenue  recognition  guidance.  Under the new guidance,  when vendor specific  objective  evidence or third party evidence for deliverables  in an  arrangement  cannot be  determined,  a best estimate of the selling  price is required to separate  deliverables  and  allocate  arrangement consideration using the relative selling price method. The new guidance includes new disclosure requirements on how the application of the relative selling price method affects the timing and amount of revenue  recognition.  We do not believe adoption  of this new  guidance  will have a  material  impact on our  financial statements.

3. GOING CONCERN

The Company has  sustained  operating  losses since  inception of the Company on
January 23, 2007 through December 31, 2009. Additionally,  the Company has total
stockholders'   deficit  of  $152,255  at  December  31,  2009.   The  Company's
continuation  as a  going  concern  is  dependent  on its  ability  to  generate sufficient cash flows from operations to meet its obligations,  which it has not been able to accomplish to date, and / or obtain  additional  financing from its stockholders and / or other third parties.

The  accompanying  financial  statements  have been  prepared  assuming that the
Company will continue as a going concern;  however,  the above  conditions raise substantial doubt about the Company's ability to do so. The financial statements

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
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                  AMERICA PINE BIO-TECH, INC. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

do not include any  adjustments  to reflect the possible  future  effects on the recoverability and  classification of assets or the amounts and  classifications of  liabilities  that may result  should the  Company be unable to continue as a going concern.

In 2010,  the  Company  intends  to  obtain  additional  capital  to  build  the infrastructure  necessary  to support the growth  plans of the  Company,  and to begin core operations.  See Note 8, Subsequent Events for additional information regarding management's plans.

4. COMMITMENTS AND CONTINGENCIES

LITIGATION

During the ordinary course of the Company's  business,  it is subject to various claims and  litigation.  Management  believes that the outcome of such claims or litigation  will not have a material  adverse effect on the Company's  financial position, results of operations or cash flow.

5. SHORT TERM BORROWINGS

Short term borrowings  totaled $250,100 and $265,000 as of December 31, 2009 and
2008, respectively. The original amounts borrowed from two unrelated parties for
$250,000 and $15,000 are unsecured, due on demand and bears interest at 5.0% per annum. Total interest expense for the years ended December 31, 2009 and 2008 was
$12,500 and $13,250, respectively.

6. RELATED PARTY TRANSACTIONS

     a)   Related parties

         Name of
     related parties                     Relationship with the Company
     ---------------                     -----------------------------
     Mr. Jack Gao                  Shareholder, Chief Executive Officer, Chief
                                   Financial Officer and Chairman of the Board
                                   of the Company
     Mrs. Ling Zhang               Shareholder and Corporate Secretary
     Mr. Fei Gao                   Shareholder and Chief Operating Officer

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                  AMERICA PINE BIO-TECH, INC. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     b)   The Company had the following related party transactions for the years ended December 31, 2008 and 2009:

                                          Year Ended December 31,
                                          2009             2008
                                          ----             ----
     Loan from Mr. Jack Gao             $123,484         $70,119

The related  party  payables  are  non-interest  bearing  and have no  specified maturity date. Jack Gao is the husband of Ling Zhang,  Ling Zhang is the wife of
Jack Gao, Jack Gao is the father of Fei Gao, and Fei Gao is the son of Jack Gao.

7. COMMON STOCK

In August,  October and December  2007,  the Company  issued  174,300  shares of common stock to unrelated  investors at approximately $0.50 per share in private placement offerings for cash proceeds totaling $87,339.

In June 2008,  the  Company  issued  280,000,000  shares of common  stock to the
Company's  founders in exchange  for a  subscription  receivable  of $506,630 or approximately  $0.00181 per share. As a result of this transaction,  the Company recorded a discount on common stock to founders of $2,293,370 due to issuance of the common stock below $0.01 par value. The difference  between the subscription receivable  and the par value for the related  common stock  issued  equals such discount.  Payments  on the  subscription  receivable  were  received  from  the founders during December 2009 through September 2010.

In April and June 2008,  the Company  issued  186,000  shares of common stock to unrelated  investors  at  approximately  $0.66  per share in  private  placement offerings for net cash proceeds of $123,257.

In September 2009, the Company issued 20,000 shares of common stock to unrelated investors  at  $1.00  per  share in  private  placement  offerings  for net cash proceeds of $20,000.

In December  2009, the Company issued 76,000 shares of common stock to relatives of the  Company's  founders  for no  consideration.  As a  result,  the  Company recorded a discount  on common  stock to founders of $760 due to issuance of the common stock below $0.01 par value.

                                       15
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                  AMERICA PINE BIO-TECH, INC. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

8. SUBSEQUENT EVENTS

In preparing these financial  statements,  the Company has evaluated  events and transactions for potential  recognition or disclosure  through January 21, 2010, the date the financial statements were available to be issued.

On October 21, 2010, we entered into a new lease  agreement for office  facility expansion in the Beijing  Chaoyang  District.  The  straight-line  monthly gross rental rate is $30,831 with a 36 month term.

On November 20, 2010, the Company executed a definitive agreement with a Chinese domestic bank in order to establish the capability of selling prepaid debit card services  to its  customers  and  members.  Under this  agreement,  the bank and approved retail vendors can issue prepaid debit cards to the Company's customers and members who sign up for the service and fund their individual  accounts with the bank. Members then use their card to purchase goods from the Company via its website  and also other  retail  point of sale  transactions  where Union Pay is accepted. In order to incentivize members to sign up for the card, discounts are offered at the point of sale.

On November  26, 2010 the Chief  Executive  Officer and Chairman of the Board of
the Company  established a new wholly  foreign owned  enterprise  ("WFOE").  The limited  liability  company is America Arki Network  Management  Fuxin Co., Ltd.
("Arki  Fuxin") and is located in the  Liaoning  Province  Fuxin  City,  Taiping
District,  Hongshu  Road  Dianchang  #1. It was  established  for the purpose of business  development and expansion of the Company's  prepaid debit card program anticipated to be launched in 2011.

On  November  29,  2010,  CCG and Wei Guo  received  approval  from the  Beijing
Fangshan  District  Business Council in the PRC to establish a joint venture and acquire  the  controlling  interest  of  Beijing  Beitun  Trading  Co.  ("Beitun
Trading"),  a PRC  domestic  trade  and  distribution  company  engaged  in  the wholesale  distribution  and  import/export  of various food and meat  products, industrial  machinery,  and  electrical  equipment.  The  joint  venture  has  a registered  capital  of  500,000  RMB  (approximately  $75,069)  -  255,000  RMB
(approximately  $38,285) from CCG and 245,000 RMB  (approximately  $36,784) from
Wei Guo. As of the present  date,  CCG owns 51% of Beitun  Trading,  and Wei Guo owns 49% of Beitun Trading.  CCG provided  1,000,000 of its common shares in CCG as  consideration  to Wei Guo for  transferring  to CCG 51%  ownership in Beitun
Trading. The joint venture was granted approval for domestic registration by the
PRC on December 22, 2010.

On December 23, 2010, Arki Beijing E-Commerce  Technology Co., Ltd. entered into a contractual  arrangement  with America Arki Network Service Beijing Co., Ltd., an entity under  common  control,  whereby  Arki Beijing will provide  technical support and consulting and commercial services to America Arki Network.  Through
these   contractual   arrangements,   the  Company  will  have  the  ability  to
substantially  influence  America Arki Network's daily  operations and financial affairs  and in  addition,  will  be able  to  appoint  its  senior  members  of management and approve all matters requiring stockholder approval.

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